UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

On June 1, 2020, B2Digital, Incorporated, a Delaware corporation (the “Company”), announced that in light of the circumstances and uncertainty surrounding the effects of the Coronavirus (COVID-19) pandemic on the Company’s business, customers, employees, consultants, service providers, stockholders, investors and other stakeholders, the Company’s management has determined that the Company will delay the filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 (the “Annual Report”) by up to 45 days in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) March 4, 2020 Order (Release No. 34-88318) (the “Order”), which allows for the delay of certain filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and elsewhere, causing disruptions to the Company’s business operations, and management is currently unable to timely review and prepare the Annual Report or determine COVID-19’s impact on the Company’s financial statements for the fiscal year ended March 31, 2020. The Company will file its Annual Report by no later than August 13, 2020, which is 45 days after the original due date of its Annual Report.

Due to the speed with which the COVID-19 situation has developed and is evolving, there is uncertainty around its ultimate impact; therefore, the negative impact on the Company’s financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact could be material.

The Company is supplementing the risk factors previously disclosed in the Company’s Post Qualification Amendment to Form 1-A qualified on October 9, 2019 with the following risk factor:

The current coronavirus (COVID-19) outbreak could have a material adverse impact on our business, results of operations, and financial condition.

We believe COVID-19 may negatively affect our business and could continue to do so in the foreseeable future. COVID-19 has resulted in restrictions, postponements and cancelations of various sports and other events and has required us to cancel our upcoming events. Any significant disruption to communications and travel, including travel restrictions and other potential protective quarantine measures against COVID-19 by governmental agencies, may increase the difficulty and could make it impossible for us to stage our live events for the foreseeable future. The impact, extent and duration of the government-imposed restrictions on travel, public gatherings and sports and other large-scale events as well as the overall effect of the COVID-19 virus is currently unknown but could have a material adverse effect on our business, financial condition and/or results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, customers, employees, subcontractors and supply chain, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Post Qualification Amendment to Form 1-A qualified on October 9, 2019 and any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: June 1, 2020	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer